Exhibit 10.5

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Fax: (212) 525-5517

From:

HSBC Bank USA, National Association

452 Fifth Avenue, New York, NY 10018

To:

Advanced Energy Industries, Inc.

Date	: 07 April 2020

Our Reference	: 4762820N

RATE SWAP TRANSACTION CONFIRMATION

Dear Sir or Madam,

The purpose of this agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of and is subject to the ISDA 2002 Master Agreement dated as of April 2, 2020, as amended and supplemented from time to time (the "Agreement"), between HSBC Bank USA, National Association ("Party A") and Advanced Energy Industries, Inc. ("Party B"). All provisions contained in or incorporated by reference in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date	: 06 April 2020

Effective Date	: 08 April 2020

Termination Date	: 10 September 2024, subject to adjustment in accordance with Modified Following Business Day Convention

Fixed Amount

Fixed Rate Payer	: Party B

RESTRICTED	4762820N

Fixed Rate Payer Notional Amount	: As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Fixed Rate Initial Calculation Period	: Commencing from the Effective Date till 30 April 2020

Fixed Rate Payer Payment Dates	: The last day of each month, commencing on 30 April 2020 and ending on the Termination Date, subject to adjustment in accordance with Modified Following Business Day Convention.

Fixed Rate	: 0.498%

Fixed Rate Payer Fixed Rate Day
Count Fraction	: Actual/360

Business Days	: New York and London

Floating Amounts

Floating Rate Payer	: Party A

Floating Rate Payer Notional Amount	: As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Floating Rate Payer Payment Dates	: The last day of each month, commencing on 30 April 2020 and ending on the Termination Date, subject to adjustment in accordance with Modified Following Business Day Convention.

Floating Rate Initial Calculation Period	: Commencing from the Effective Date till 30 April 2020

Floating Rate for initial Calculation
Period (excluding Spread)	: 0.92125%

Relevant Rate:	: USD-LIBOR-BBA

Designated Maturity	: 1 month

Spread	: None

Reset Dates	: The first day of each Calculation Period

Floating Rate Payer Day Count Fraction	: Actual/360

Compounding	: Inapplicable

Business Days	: New York and London

Calculation Agent	: Party A or as otherwise specified in the Agreement

RESTRICTED	4762820N

Office(s):

The office of Party A for the Swap Transaction is New York

Account Details:

In USD

HSBC Bank USA, National Association	: As per Standard Settlement Instruction, or as otherwise advised separately.

Advanced Energy Industries, Inc.	: As per Standard Settlement Instruction, or as otherwise advised separately.

Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via email to:

HSBC Bank USA, National Association

Swap Documentation

Attention: Derivative Confirmations

Email : ratesdocumentation@hsbc.com

Please direct all settlement inquiries to:

HSBC Bank USA, National Association

Derivative Settlements

Attention: Derivative Settlements

Telephone: +44 (0)207 088 2551

Email : ird.settlements.us@hsbc.com

The Parties acknowledge, that this Confirmation has been executed by HSBC Bank USA, National Association by means of a computer-based system and that such execution shall have the same legal effect as if a signature had been manually written on such Confirmation and that each such Confirmation shall be deemed to have been signed by HSBC Bank USA, National Association for the purposes of any statute or rule of law that requires such Confirmation to be signed. The Parties acknowledge that in any legal proceedings relating to this Confirmation, each party expressly waives any right to raise any defense or waiver of liability based upon the execution of this Confirmation by HSBC Bank USA, National Association by means of an electronically-produced signature or signatures.

RESTRICTED	4762820N

HSBC Bank USA, National Association

By:	/s/ Gitu Abraham
Name:	Gitu Abraham
Title:	Assistant Vice President
#40969A

Advanced Energy Industries, Inc.

By:	/s/ Chris Hanson
Name:	Chris Hanson
Title:	VP Treasurer

RESTRICTED	4762820N

EXHIBIT I

For the Calculation Periods		Notional Amount (USD)
From and Including*	To but Excluding*
The Effective Date	30-Apr-20	143,171,875
30-Apr-20	29-May-20	143,171,875
29-May-20	30-Jun-20	143,171,875
30-Jun-20	31-Jul-20	140,984,375
31-Jul-20	28-Aug-20	140,984,375
28-Aug-20	30-Sep-20	140,984,375
30-Sep-20	31-Oct-20	138,796,875
31-Oct-20	30-Nov-20	138,796,875
30-Nov-20	31-Dec-20	138,796,875
31-Dec-20	29-Jan-21	136,609,375
29-Jan-21	26-Feb-21	136,609,375
26-Feb-21	31-Mar-21	136,609,375
31-Mar-21	30-Apr-21	134,421,875
30-Apr-21	28-May-21	134,421,875
28-May-21	30-Jun-21	134,421,875
30-Jun-21	30-Jul-21	132,234,375
30-Jul-21	31-Aug-21	132,234,375
31-Aug-21	30-Sep-21	132,234,375
30-Sep-21	29-Oct-21	130,046,875
29-Oct-21	30-Nov-21	130,046,875
30-Nov-21	31-Dec-21	130,046,875
31-Dec-21	31-Jan-22	127,859,375
31-Jan-22	28-Feb-22	127,859,375
28-Feb-22	31-Mar-22	127,859,375
31-Mar-22	29-Apr-22	125,671,875
29-Apr-22	31-May-22	125,671,875
31-May-22	30-Jun-22	125,671,875
30-Jun-22	29-Jul-22	123,484,375

RESTRICTED	4762820N

29-Jul-22	31-Aug-22	123,484,375
31-Aug-22	30-Sep-22	123,484,375
30-Sep-22	31-Oct-22	121,296,875
31-Oct-22	30-Nov-22	121,296,875
30-Nov-22	30-Dec-22	121,296,875
30-Dec-22	31-Jan-23	119,109,375
31-Jan-23	28-Feb-23	119,109,375
28-Feb-23	31-Mar-23	119,109,375
31-Mar-23	28-Apr-23	116,921,875
28-Apr-23	31-May-23	116,921,875
31-May-23	30-Jun-23	116,921,875
30-Jun-23	31-Jul-23	114,734,375
31-Jul-23	31-Aug-23	114,734,375
31-Aug-23	29-Sep-23	114,734,375
29-Sep-23	31-Oct-23	112,546,875
31-Oct-23	30-Nov-23	112,546,875
30-Nov-23	29-Dec-23	112,546,875
29-Dec-23	31-Jan-24	110,359,375
31-Jan-24	29-Feb-24	110,359,375
29-Feb-24	28-Mar-24	110,359,375
28-Mar-24	30-Apr-24	108,171,875
30-Apr-24	31-May-24	108,171,875
31-May-24	28-Jun-24	108,171,875
28-Jun-24	31-Jul-24	105,984,375
31-Jul-24	30-Aug-24	105,984,375
30-Aug-24	The Termination Date	105,984,375

* All dates listed above, with the exception of the Effective Date, are subject to adjustment in accordance with the Modified Following Business Day Convention.

RESTRICTED	4762820N